                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               November 19 , 2004
                               ------------------
                Date of report (Date of earliest event reported)

                               HMI INDUSTRIES INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                       2-30905                     36-1202810
         --------                       -------                     ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer Incorporation or
     of Organization)                 File Number)              Identification No)


                              6000 Lombardo Center
                                    Suite 500
                             Seven Hills, Ohio 44131
                             -----------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (216) 986-8008
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         John Pryor, President of the Company, has resigned effective November 22, 2004. Mr. Pryor will remain a member of the Company's Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HMI Industries Inc.
                                 -------------------
                                   (Registrant)


Date: November 19, 2004          By:   /s/  Julie A. McGraw
                                       ----------------------------------------
                                       Vice-President, Chief Financial Officer
                                       and Treasurer